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                                                                 EXHIBIT 10(a)

     STEPHEN E. ROTH
DIRECT LINE: (202) 383-0158
 Internet:sroth@sablaw.com



                                     April 27, 1999


Board of Directors
Protective Life Insurance Company
2801 Highway 201 South
Birmingham, Alabama 35223

Directors:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the statement of additional information filed as part of post-effective amendment number 8 (file number 33-70984) to the Registration Statement on Form N-4 filed by Protective Life Insurance Company and Protective Variable Annuity Separate Account with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                  Very truly yours,

                                  SUTHERLAND ASBILL & BRENNAN LLP



                                  By:  /s/ STEPHEN E. ROTH
                                     -----------------------------------------
                                       Stephen E. Roth